                                                                   Exhibit 3.145

                        AMENDED PARTNERSHIP CERTIFICATE

     The undersigned hereby certify that a partnership was formed for the purpose of engaging in the acquisition, ownership, management and rental of real and personal property, and to engage in such other activities as are related or incidental thereto. The original Partnership Certificate with respect thereto was recorded May 28, 1996, in the office of the Lucas County, Ohio, recorder at File No. 96 1325A04.

     The undersigned further certify that the name under which such business is to be conducted continues to be 3100 Glendale Joint Venture, and the address where such business is to be conducted continues to be 3100 Glendale Avenue, Toledo, Ohio 43614. The original partners of the partnership have withdrawn, and the full name and residence address of each of the new, and only, partners are as follows:


Name                                      Residence Address
----                                      -----------------
AGH UPREIT, LLC                           3860 W. Northwest Highway, Suite 300
                                          Dallas, Texas 75220

American General Hospitality Operating    3860 W. Northwest Highway, Ste. 300
Partnership, L.P.                         Dallas, Texas 75220

     3100 Hotel Associates, L.P., one of the two original partners of the partnership, and the managing partner thereof, joins herein to verify withdrawal thereof from the partnership and withdrawal by the other original partner of the partnership, Diversified Equities Limited Partnership, from the partnership.

     Executed this 31st day of July, 1996.


                                       NEW PARTNERS:

                                       AGH UPREIT LLC

                                       By:  American General Hospitality
                                            Corporation, Member

                                            By: /s/ Kenneth E. Barr
                                                -------------------------------
                                                Kenneth E. Barr, Executive Vice
                                                President

                                       By:  American General Hospitality
                                            Operating Partnership L.P., Member

                                            By: AGH GP, Inc., General Partner

                                                By: /s/ Bruce G. Wiles
                                                -------------------------------
                                                    Bruce G. Wiles,
                                                    Executive Vice President

                        American General Hospitality Operating Partnership, L.P.

                        By:   AGH GP, Inc., General Partner

                              By:     /s/ Bruce G. Wiles
                                  --------------------------------
                                      Bruce G. Wiles
                                      Executive Vice President


                        WITHDRAWN ORIGINAL MANAGING PARTNER:

                        3100 Hotel Associates, L.P.

                        By:   Virtual Hospitality, Inc., General Partner

                               By:    /s/ Bruce G. Wiles
                                   --------------------------------
                                      Bruce G. Wiles
                                      Vice President

STATE OF TEXAS           SECTION
                         SECTION
COUNTY OF DALLAS         SECTION

     BEFORE ME, the undersigned, a Notary Public in and for such County and State, personally appeared Kenneth E. Barr, known to me to be the Executive Vice President of American General Hospitality Corporation, a corporation formed under the laws of the State of Maryland, who acknowledged that he did sign the foregoing instrument, as authorized representative of such entity, that the same is his free act and deed and the free act and deed of such corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Dallas, Texas, this 31st day of July, 1996.

[NOTARY STAMP] KIM. Y. TORBERT
               NOTARY PUBLIC
               State of Texas
               Comm. Exp. 03-20-2000
                                                  /s/ Kim. Y. Torbert
                                                  _____________________________
                                                       Notary Public

STATE OF TEXAS           SECTION
                         SECTION
COUNTY OF DALLAS         SECTION

     BEFORE ME, the undersigned, a Notary Public in and for such County and State, personally appeared Bruce Wiles, known to me to be the Executive Vice President of AGH GP, Inc., a corporation formed under the laws of the State of Nevada, and the Vice-President of Virtual Hospitality, Inc., a corporation formed under the laws of the State of Texas, who acknowledged that he did sign the foregoing instrument, as authorized representative of such entities, that the same is his free act and deed and the free act and deed of such corporations.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Dallas, Texas, this 31st day of July, 1996.

[NOTARY STAMP] KIM. Y. TORBERT
               NOTARY PUBLIC
               State of Texas
               Comm. Exp. 03-20-2000
                                                  /s/ Kim. Y. Torbert
                                                  _____________________________
                                                       Notary Public

                              RECEIVED & RECORDED

                                  AUG 01 1996

                                   SUE RIOUX
                          RECORDER, LUCAS COUNTY, OHIO

                            PARTNERSHIP CERTIFICATE

     The undersigned hereby certify that they have formed a partnership for the purpose of engaging in the acquisition, ownership, management and rental of real and personal property, and to engage in such other activities as are related or incidental thereto.

     The undersigned further certify that the name under which such business is to be conducted is "3100 Glendale Joint Venture", the address where such business is to be conducted is 3100 Glendale Avenue, Toledo, Ohio 43614, and the full name and residence address of each of the partners is as follows:

Name                                         Residence Address
----                                         -----------------

Diversified Equities Limited Partnership     34555 Chagrin Boulevard
                                             Moreland Hills, Ohio 44022

3100 Hotel Associates, L.P.                  3860 W. Northwest Highway, Ste 300
                                             Dallas, TX 75220

     This certificate may be executed in several counterparts, and each such counterpart shall be deemed an original.

     Executed this 16th day of May, 1996.

                                   DIVERSIFIED EQUITIES LIMITED PARTNERSHIP

                                   By:  DE TRANSPORTATION COMPANY
                                        General Partner of
                                        DIVERSIFIED EQUITIES LIMITED
                                        PARTNERSHIP

                                        By:  /s/ James A. Schoff
                                             ---------------------------
                                        Its: President
                                             ---------------------------

                                   3100 HOTEL ASSOCIATES, L.P.

                                   By:  VIRTUAL HOSPITALITY, INC.
                                        General Partner of
                                        3100 HOTEL ASSOCIATES, L.P.

                                        By:  /s/ Bruce G. Wiles
                                             ---------------------------
                                        Its: Vice President
                                             ---------------------------

STATE OF OHIO       )
                    ) SS:
COUNTY OF CUYAHOGA  )

     BEFORE ME, the undersigned, a Notary Public in and for such County and State, personally appeared James A. Scheff, known to me to be the President of DE Transportation Company, a corporation formed under the laws of the State of Ohio, who acknowledged that he did sign the foregoing instrument, as authorized representative of such entity, that the same is his free act and deed and the free act and deed of such corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official at Cleveland, Ohio, this 16th day of May, 1996.



/s/ Elizabeth A. [illegible]
------------------------------------
Notary Public
Elizabeth A. [illegible]
Notary Public State of Ohio
My Commission Expires Mar. 8,
[NOTARY SEAL]



STATE OF TEXAS    )
                  ) SS:
COUNTY OF DALLAS  )

     BEFORE ME, the undersigned, a Notary Public in and for such County and State, personally appeared Bruce Wiles, known to me to be the Vice President of Virtual Hospitality, Inc., a corporation formed under the laws of the State of Texas, who acknowledged that he did sign the foregoing instrument, as authorized representative of such entity, that the same is his free act and deed and the free act and deed of such corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Dallas, Texas, this 7th day of May, 1996.



/s/ Alison T. Ortiz
------------------------------------
    Notary Public

[NOTARY SEAL]
ALISON T. ORTIZ
NOTARY PUBLIC
STATE OF TEXAS
COMMISSION EXPIRES 6-25-99



See McDonald, Hopkins Et al
2100 Bank One Center
Cleveland, OH 44114



misc.
14.00
RECEIVED & RECORDED
MAY 28, 1996
9:20 am
SUE RIOUX
RECORDER, LUCAS COUNTY, OHIO